UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2020

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Florham Park, New Jersey 07932
(Address of principal executive offices, and zip code)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 Warrant to purchase common stock, expiring April 20, 2021	CLRB CLRBZ	NASDAQ Capital Market NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On June 3, 2020, Cellectar Biosciences, Inc., a Delaware corporation (the “Company”) issued a press release announcing the pricing of an underwritten public offering for gross proceeds of $20.0 million, prior to deducting underwriting discounts and commissions and estimated offering expenses. The offering is priced at a public offering price of $1.15 per share of common stock and one-half of a Series H Warrant. Each whole Series H Warrant is exercisable to purchase one share of our common stock at an exercise price of $1.21 per share, will be exercisable upon issuance and will expire five years from the date of issuance. We are also offering to certain purchasers pre-funded warrants (the “Pre-Funded Warrants”). The purchase price of each Pre-Funded Warrant and the accompanying one-half of a Series H Warrant will be equal to the price at which a share of Common Stock and accompanying one-half of a Series H Warrant are sold to the public in this offering, minus $0.00001, and the exercise price of each Pre-Funded Warrant will be $0.00001 per share. The Pre-Funded Warrants will be immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

Oppenheimer & Co. Inc. acted as the sole book-running manager in connection with the offering and Ladenburg Thalmann & Co. Inc. and Roth Capital Partners acted as co-lead managers. The offering is expected to close on or about June 5, 2020, subject to the satisfaction of customary closing conditions.

The securities are being offered by the Company pursuant to a Registration Statement on Form S-1 filed with the Commission under the Securities Act of 1933, as amended (the “Act”) (File No. 333-238132), which was initially filed with the Securities and Exchange Commission on May 8, 2020, and an additional registration statement filed pursuant to Rule 462(b) under the Act (File No. 333-238892).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
99.1	Press release dated June 3, 2020, titled “Cellectar Biosciences Announces Pricing of $20 Million Underwritten Public Offering”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2020	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Dov Elefant
		Name:	Dov Elefant
		Title:	Chief Financial Officer

3